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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549
                           -------------------------
                                   FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
               THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)
                         -----------------------------
                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                       13-4941247
(Jurisdiction of incorporation                 (I.R.S. Employer
if not a U.S. national bank)                   identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                             10006
(Address of principal                          (Zip Code)
executive offices)
                       --------------------------------

                      E.I. DU PONT DE NEMOURS AND COMPANY

      DELAWARE                                 51-0014090
(State or other jurisdiction                   (I.R.S. employer
of incorporation or organization)              identification no.)

1007 MARKET STREET
WILMINGTON, DELAWARE                           19898
(Address of principal                          (Zip Code)
executive offices)

                 --------------------------------------------
                                DEBT SECURITIES
                      (Title of the indenture securities)

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ITEM  1.      GENERAL INFORMATION.
              Furnish the following information as to the trustee.

              (a) Name and address of each examining or supervising authority to which it is subject.

              NAME                                       ADDRESS
              ----                                       -------
              Federal Reserve Bank (2nd District)        New York, N.Y.
              Federal Deposit Insurance Corporation      Washington,D.C.
              New York State Banking Department          Albany, N.Y.

              (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

ITEM  2.      AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the Trustee, describe each such affiliation.

              None.

ITEMS  3. - 15.

              Not Applicable.

ITEM 16.      LIST OF EXHIBITS.

              EXHIBIT 1 - Restated Organization Certificate of Bankers Trust
                          Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 23, 1992 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration
                          No. 33-48267.

              EXHIBIT 2 - Certificate of Authority to commence business -
                          Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

              EXHIBIT 3 - Authorization of the Trustee to exercise
                          corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1
                          Statement, Registration No. 33-21047.
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              EXHIBIT 4 - Existing By-Laws of Bankers Trust Company, dated
                          September 21, 1993 - Incorporated herein by reference to Exhibit 4 with Form T-1 Statement, Registration No. 33-52359.

              EXHIBIT 5 - Not applicable.

              EXHIBIT 6 - Consent of Bankers Trust Company required by
                          Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 22-18864.

              EXHIBIT 7 - A copy of the latest report of condition of
                          Bankers Trust Company dated as of December 31, 1993 - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-76710.

              EXHIBIT 8 - Not Applicable

              EXHIBIT 9 - Not Applicable





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                           SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of April, 1994.


                                        BANKERS TRUST COMPANY



                                    By: /s/ Lara Graff
                                        ------------------------
                                        Lara Graff
                                        Assistant Vice President